Exhibit 99.3

Medical Dictation Services, Inc.

Balance Sheet

(Unaudited)

June 30, 2009
Assets

CURRENT ASSETS
Cash	$596,670
Accounts Receivable	1,374,910
Loan Receivable—Stockholder	11,264
Due From Employees	2,770
Refundable Income Taxes	4,563

Total Current Assets		$1,990,177
PROPERTY AND EQUIPMENT
Dictation Equipment	206,971
Furniture And Fixtures	58,008
Computers	48,650
Equipment Under Capital Lease	25,865
Leasehold Improvements	84,148

	423,642
Less: Accumulated Depreciation	283,851

Total Property And Equipment		139,791

TOTAL ASSETS		$2,129,968

Medical Dictation Services, Inc.

Balance Sheet

(Unaudited)

June 30, 2009
Liabilities And Stockholder’s Equity

CURRENT LIABILITIES
Accounts Payable	$251,991
Line Of Credit	297,000
Accrued Payroll And Payroll Taxes	342,803
Accrued Retirement Plan Contribution	37,619
Accrued Leave	46,723
Loan Payable—Stockholder	300,000
Current Portion Of Note Payable—A.L. Myer Living Trust	89,570
Current Maturities Of Capital Lease Obligation	5,303
Unearned Revenue	2,650

Total Current Liabilities		$1,373,659

LONG-TERM LIABILITIES
Deferred Income Taxes	9,219
Note Payable—A.L. Myer Living Trust, Less Current Portion	574,921
Capital Lease Obligation, Less Current Maturities	9,700

Total Long-Term Liabilities		593,840

STOCKHOLDER’S EQUITY
Common Stock—$10 Par Value, 1,960 Shares Authorized, 960 Shares Issued And Outstanding	9,604
Additional Paid-In Capital	48,196
Retained Earnings	104,669

Total Stockholder’s Equity		162,469

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY		$2,129,968

Medical Dictation Services, Inc.

Statement Of Income And Retained Earnings

(Unaudited)

For The Three Months Ended June 30, 2009		% Of Sales
Sales	$3,537,721	100.00
Cost Of Sales	2,295,370	64.88

Gross Profit	1,242,351	35.12
General And Administrative Expenses	677,002	19.14

Operating Income	565,349	15.98
Interest Expense	16,411.46

Income Before Income Taxes	548,938	15.52

Provision For Income Taxes	—	—

Net Income	548,938	15.52

Retained Deficit—Beginning Of Period	(444,269)

Retained Earnings—End Of Period	$104,669

Medical Dictation Services, Inc.

Statement Of Cash Flows

(Unaudited)

For The Three Months Ended June 30, 2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$548,938
Adjustments To Reconcile Net Income To Net Cash Provided By Operating Activities:
Depreciation	5,915
(Increase) Decrease In Operating Assets:
Accounts Receivable	55,950
Prepaid Expenses	1,600
Due From Employees	4,930
Refundable Income Taxes	(4,563)
Decrease In Operating Liabilities:
Accounts Payable	(46,939)
Accrued Payroll And Payroll Taxes	(133)
Accrued Expenses	(14,460)
Income Taxes Payable	(13,924)
Unearned Revenue	(5,296)

Net Cash Provided By Operating Activities	532,018

CASH FLOWS FROM INVESTING ACTIVITIES
Increase In Loan Receivable—Stockholder	(2,752)
Purchases Of Property And Equipment	(1,590)

Net Cash Used In Investing Activities	(4,342)

CASH FLOWS FROM FINANCING ACTIVITIES
Net Payments On Line Of Credit	(301,000)
Net Proceeds From Loan Payable—Stockholder	300,000
Principal Payments On Capital Lease Obligation	(1,236)
Payments On Note Payable—A.L. Myer Living Trust	(21,746)

Net Cash Used In Financing Activities	(23,982)

NET INCREASE IN CASH	503,694

CASH—BEGINNING OF PERIOD	92,976

CASH—END OF PERIOD	$596,670

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash Paid During The Period For:
Interest	$16,411

Income Taxes	$22,200

Medical Dictation Services, Inc.

Notes To Financial Statements

(Unaudited)

June 30, 2009

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS – Medical Dictation Services, Inc. (Company) was incorporated in the State of Maryland on March 31, 1981. The Company maintains offices in Maryland and Florida. The Company provides medical dictation services to hospitals and private physicians in the Mid-Atlantic region and Florida.

METHOD OF ACCOUNTING – The Company reports income and expenses on the accrual method of accounting. Under this method, income in recognized when earned and expenses when the obligation is incurred.

STATEMENT OF CASH FLOWS – For the purpose of this statement, the Company considers all highly liquid investments to be cash equivalents.

PROPERTY AND EQUIPMENT – Property and equipment are stated at cost. The cost of repairs and maintenance is charged to operations as incurred. Major renewals, betterments, and additions are capitalized. When assets are sold or otherwise disposed of, the cost of the asset and related accumulated depreciation are removed from the accounts and the resulting gain or loss is credited or charged to income. Depreciation is computed using the following methods over the estimated useful lives of the assets:

Class	Methods
Dictation Equipment	Straight-Line/Accelerated
Furniture & Fixtures	Straight-Line/Accelerated
Computers	Straight-Line/Accelerated
Equipment Under Capital Lease	Straight-Line/Accelerated
Leasehold Improvements	Accelerated

INCOME TAXES – Provision is made on the financial statements for deferred income taxes applicable to temporary differences between income recognized for financial reporting purposes and income recognized for income tax purposes under the asset/liability method. The principal source of taxable and deductible temporary differences is different depreciation methods. Deferred income taxes are classified as current or non-current depending upon the balance sheet classification of the related asset or liability.

UNCERTAIN TAX POSITIONS – In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109 (“FIN 48”). FIN 48 is an interpretation of SFAS No. 109, Accounting for Income Taxes, and it seeks to reduce the diversity in practice associated with certain aspects of measurement and accounting for income taxes and requires expanded disclosure with respect to uncertainty in income taxes. The Company adopted FIN 48 on April 1, 2009. There were no transactions recorded as a result of adopting FIN 48 for the three months ended June 30, 2009. The Company’s policy is to recognize interest and penalties related to uncertain tax positions in income tax expense. As of June 30, 2009, the Company did not have any accrued interest or penalties related to uncertain tax positions. The tax years from 2005 through 2008 remain open to examination by the tax jurisdictions to which the Company is subject.

ADVERTISING COSTS – The Company expenses advertising the first time the advertising takes place. Costs amounted to $16,047 for the three months ended June 30, 2009.

ESTIMATES – The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements. Such estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those amounts.

Medical Dictation Services, Inc.

Notes To Financial Statements

(Unaudited)

(Continued)

June 30, 2009

2.	CONCENTRATION OF CREDIT RISK

The Company maintains cash balances at financial institutions in the Washington metropolitan area. Accounts at the institutions are secured by the Federal Deposit Insurance Corporation. At June 30, 2009, cash balances did not exceed insured limits.

The Company’s two largest clients accounted for approximately 30% of revenue for the three months ended June 30, 2009, and approximately 34% of net accounts receivable at June 30, 2009.

3.	ACCOUNTS RECEIVABLE

Management is of the opinion that all of the Company’s accounts receivable are fully collectible and that no allowance for doubtful accounts is required.

4.	LOAN RECEIVABLE – STOCKHOLDER

At June 30, 2009 the amount of $11,264 represents an unsecured loan receivable from Dorothy Fitzgerald, sole stockholder of the Company. The loan bears interest at the rate of 4.5% per annum and is due on demand.

5.	LINE OF CREDIT

The Company has available a line of credit from Citibank, F.S.B. which permits the Company to borrow up to $600,000 at the prime rate as published in the Wall Street Journal plus 1% through October 31, 2009. Borrowings under the agreement are collateralized by equipment and the personal guarantee of the stockholder, and are due on demand. The amount of $297,000 was outstanding on the line of credit at June 30, 2009. As of August 31, 2009, the line of credit has been repaid in full and the agreement with Citibank had been terminated.

6.	NOTE PAYABLE – A.L. MYER LIVING TRUST

The amounts of $89,570 and $574,921 at June 30, 2009 represent the current and long-term portions outstanding on a note payable to A. L. Myer Living Trust (the Trust). In accordance with the terms of a stockholders’ agreement with Andrea L. Myer, a former officer and stockholder, the Company repurchased and retired her stock from the Trust, effective December 14, 2005. The Company issued an unsecured promissory note to the Trust in an amount equal to the redemption value. In April 2007, the Company and the Trust agreed to a revised redemption value of $947,000, effective as of December 14, 2005, payable under the same terms as the original note. The note is payable in equal monthly installments of principal and interest of $9,897 through December 2015 and bears interest at 4.68% per annum.

Future minimum principal payments due under the terms of the note are as follows:

Year Ending June 30,
2010	$89,570
2011	93,853
2012	98,341
2013	103,043
2014	107,970
Thereafter	171,714

Total Future Minimum Payments	$664,491

Medical Dictation Services, Inc.

Notes To Financial Statements

(Unaudited)

(Continued)

June 30, 2009

7.	COMMITMENTS AND CONTINGENCIES

LEASE – The Company leases office space in Gaithersburg, Maryland under an operating lease that originally expired in 2009, but was extended until 2011. The lease provides for the payment of annual base rent plus other operating expenses.

In addition, the Company leases office space in Annapolis and in Florida from its president and stockholder. The leases are on a month-to-month basis and include parking and all other operating expenses.

The future minimum rental payments under non-cancelable operating leases are as follows:

Year Ending June 30,
2010	$47,798
2011	49,232
2012	4,113

Total Future Minimum Rental Payments	$101,143

Rent expense for the three months ended June 30, 2009 was $53,588.

EMPLOYMENT AGREEMENT – The Company has an employment agreement with a key employee to pay additional compensation in the event of a sale of the stock of the Company by the shareholder.

8.	RETIREMENT PLAN

The Company sponsors a 401(k) profit sharing plan for the benefit of all eligible employees. The Company matches a portion of the employees’ voluntary contributions to the plan. The amount of the Company’s matching contribution is at the discretion of management. No contributions were made for the three months ended June 30, 2009.

9.	RELATED PARTY TRANSACTIONS

LEASES – The Company is the lessee of 1,900 square feet of office space in Annapolis, Maryland under a month-to-month lease arrangement. The rent is $6,400 per month and includes parking and all other operating expenses associated with the property. The president and 100% stockholder of the Company owns the property in which the office space is located.

The Company is also the lessee of 1,600 square feet of office space in Florida under a month-to-month lease arrangement. The rent is $5,900 per month and includes parking and all other operating expenses associated with the property. The president and 100% stockholder of the Company owns the properties in which the office space is located.

Rents and consulting fees were paid to AFK Enterprises, LLC, a management and consulting company wholly-owned by the president and 100% stockholder of the Company. Total rent and consulting fees paid to AFK Enterprises, LLC for the three months ended June 30, 2009 was $36,900.

LOAN PAYABLE – At June 30, 2009, the amount of $300,000 represents an unsecured loan payable to Dorothy Fitzgerald, sole stockholder of the Company. The loan bears interest at the prime rate as published in the Wall Street Journal plus 2% and is payable on demand. Interest of $3,188 was incurred and paid during the three months ended June 30, 2009. As of July 31, 2009, the Company has repaid the loan in full.

Medical Dictation Services, Inc.

Notes To Financial Statements

(Unaudited)

(Continued)

June 30, 2009

10.	INCOME TAXES

CURRENT INCOME TAXES – As the result of a bonus earned on August 31, 2009 by a key employee, the Company did not incur any Federal or State income taxes for the three months ended June 30, 2009. Accordingly, no provision for income tax expense was made on the statement of income and no liability for income taxes payable was recorded on the balance sheet as of June 30, 2009. The balance of $4,563 included in current assets on the balance sheet as of June 30, 2009 reflects Federal and State income tax payments made during the three months ended June 30, 2009 in excess of the tax liability as of March 31, 2009 and is considered fully refundable.

DEFERRED INCOME TAXES – Differences between income and costs recognized for financial reporting purposes and income tax purposes have generated deferred income tax liabilities as follows:

Net Deferred Tax Liabilities	$9,129

Deferred Income Taxes—Beginning Of Year	$9,129
Provision (Benefit) For Deferred Income Taxes	—

Deferred Income Taxes—End Of Year	$9,129

Deferred Income Tax Liabilities—Current	$—
Deferred Income Tax Liabilities—Long-Term	9,129

$9,129

11.	CAPITAL LEASE

The Company is the lessee of a phone system under a capital lease expiring in 2012. The asset and liability under the capital lease is recorded at the lower of the present value of the minimum lease payments or the fair value of the asset. The asset is depreciated over the lower of its related lease terms or its estimated productive life. Depreciation of the asset under capital lease is included in depreciation expense for the three months ended June 30, 2009. The following is a summary of property held under the capital lease:

Equipment	$25,865
Less: Accumulated Depreciation	(17,904)

$7,961

Medical Dictation Services, Inc.

Notes To Financial Statements

(Unaudited)

(Continued)

June 30, 2009

11.	CAPITAL LEASE (CONTINUED)

Future minimum lease payments under capital leases are as follows:

Year Ending June 30,
2010	$6,712
2011	6,712
2012	3,917

Total Minimum Lease Payments	17,341
Less: Amount Representing Interest	2,338

15,003
Less: Current Maturities Of Long-Term Obligations Under Capital Lease	5,303

Long-Term Obligations Under Capital Lease	$9,700